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                                                               EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Experts" and "Summary Combined Financial Information" and to the use of our report dated June
4, 1996, in the Registration Statement (Form SB-2 No.            ) and related
Prospectus of Peach Auto Painting and Collision, Inc. for the registration of 1,500,000 shares of its common stock.

                                         ERNST & YOUNG LLP

Raleigh, North Carolina
November 13, 1996